AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
                              VARIABLE ACCOUNT I
       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL A
                 VARIABLE ANNUITY CONTRACTS LISTED BELOW

                       SUPPLEMENT DATED FEBRUARY 3, 2012
                   TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     The purposes of this supplement are to notify owners of the Variable Annuity Contracts (the "Contracts") of (i) a new investment option becoming available under the Contracts and (ii) the proposed closing and liquidation of the AllianceBernstein VPS Money Market Portfolio - Classes A and B (the "Portfolio"), a series of the AllianceBernstein Variable Products Series Fund, Inc. ("AB Trust").

     First, effective on the Liquidation Date (as defined below), a new investment option, the Fidelity VIP Money Market Portfolio ("Fidelity Portfolio"), will become available under the Contracts. The Fidelity Portfolio is a series of Fidelity(r) Variable Insurance Products ("Fidelity Trust"). The class of the Fidelity Portfolio offered for each product is indicated below:

  Variable Annuity      Portfolio Class       Fidelity Portfolio Class

  Gallery               Class A               Initial Class
  Ovation               Class A               Initial Class
  Ovation               Class B               Service Class 2
  Ovation Advisor       Class B               Service Class 2
  Ovation Plus          Class B               Service Class 2
  Paradigm              Class A               Initial Class
  Paradigm              Class B               Service Class 2

     Second, on January 31, 2012, the Board of Directors (the "Board") of the AB Trust approved the liquidation and closing of the Portfolio. The liquidation is expected to occur at the close of the New York Stock Exchange ("Market Close"), which is generally 4:00 p.m. Eastern Time ("ET"), on or about April 27, 2012 ("Liquidation Date"). On the Liquidation Date, funds invested in subaccounts supported by the Portfolio will be automatically liquidated at the closing accumulation unit value and the liquidation proceeds transferred into the applicable subaccount and class of the Fidelity Portfolio. If you have funds invested in Class A and/or Class B of the Portfolio, the liquidation proceeds will be allocated to the Initial Class or Service Class 2 of the Fidelity Portfolio, as appropriate.

     Please note that the Companies must receive instructions from you to transfer your Contract account value out of the Portfolio prior to 4:00 p.m. ET on the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Fidelity Portfolio. Existing instructions or instructions received after Market Close on the Liquidation Date for new purchase payment allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio (as applicable) will be automatically directed to the applicable class of Fidelity Portfolio. You may give us instructions to transfer your account value to another investment option by completing the enclosed transfer form or you can call our Service Center at the telephone number below.

     The following is a list of the investment options, some or all of which are offered in your Contract. In addition, Class A and/or Class B of each investment option may be offered. Please refer to your prospectus for information regarding the investment options that are available to you in your Contract or call our Service Center at the telephone number below. Please review your fund prospectuses for more detailed information about these investment options. For additional fund prospectus copies, please contact our Service Center at the telephone number below.

AllianceBernstein Variable Products Series Fund, Inc.

AllianceBernstein VPS Balanced Wealth Strategy Portfolio
AllianceBernstein VPS Global Thematic Growth Portfolio
AllianceBernstein VPS Growth and Income Portfolio
AllianceBernstein VPS Growth Portfolio
AllianceBernstein VPS Intermediate Bond Portfolio
AllianceBernstein VPS International Growth Portfolio
AllianceBernstein VPS International Value Portfolio
AllianceBernstein VPS Large Cap Growth Portfolio
AllianceBernstein VPS Real Estate Investment Portfolio
AllianceBernstein VPS Small Cap Growth Portfolio
AllianceBernstein VPS Small/Mid Cap Value Portfolio
AllianceBernstein VPS Value Portfolio

     Neither our automatic transfer of the liquidated proceeds to the Fidelity Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Fidelity Portfolio within 60 days after the liquidation, will count against the free transfers that you are permitted to make in a Contract Year or for the purposes of our market timing policies and procedures.

     Should you have any questions, you may contact our Service Center at 1-800-255-8402.